Summary prospectus supplement	April 28, 2011

Putnam Absolute Return 100 Fund Summary Prospectus dated February 28, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now solely D. William Kohli, Carl Bell, Kevin Murphy, Michael Salm, Paul Scanlon and Raman Srivastava.

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